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                                                                    EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 333-38857, 333-38859, 333-44505 and 333-92417 of Brady Corporation on Form S-8
of our reports dated October 9, 2001, appearing in this Annual Report on Form 10-K of Brady Corporation for the year ended July 31, 2001.



Deloitte & Touche LLP
Milwaukee, Wisconsin
October 23, 2001